UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On November 4, 2009, Republic Airways Holdings Inc. (the “Company”) announced its results of operations for the quarter ended September 30, 2009.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits .

(d)           Exhibits.

99.1         Press Release of Republic Airways Holdings Inc. issued on November 4, 2009, relating to its third quarter 2009 results.

 (All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and
Chief Financial Officer

Dated: November 5, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Republic Airways Holdings Inc. issued on November 4, 2009, relating to its third quarter 2009 results.